
                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                               Settlement Date           12/31/2004
                                                                                               Determination Date         1/12/2005
                                                                                               Distribution Date          1/18/2005

I.    All Payments on the Contracts                                                                                      595,636.41
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                                  9,791.61
III.  Repurchased Contracts                                                                                                    0.00
IV.   Investment Earnings on Collection Account                                                                                2.00
V.    Servicer Monthly Advances                                                                                            7,519.76
VI.   Distribution from the Reserve Account                                                                                    0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                    571.68
VIII. Transfers to the Pay-Ahead Account                                                                                    (623.26)
IX.   Less:  Investment Earnings distributions
      (a)  To Sellers with respect to the Collection Account                                                                  (2.00)
      (b)  To Sellers with respect to the Pay-Ahead Account                                                                   (3.16)
X.    Deposits in error                                                                                                        0.00
Total available amount in Collection Account                                                                            $612,893.04
                                                                                                                      =============

DISTRIBUTION AMOUNTS                                                           COST PER $1000
---------------------------------                                             -----------------

1.  (a) Class A-1 Note Interest Distribution                                                                 0.00
    (b) Class A-1 Note Principal Distribution                                                                0.00
        Aggregate Class A-1 Note Distribution                                    0.00000000                                    0.00

2.  (a) Class A-2 Note Interest Distribution                                                                 0.00
    (b) Class A-2 Note Principal Distribution                                                                0.00
        Aggregate Class A-2 Note Distribution                                    0.00000000                                    0.00

3.  (a) Class A-3 Note Interest Distribution                                                                 0.00
    (b) Class A-3 Note Principal Distribution                                                                0.00
        Aggregate Class A-3 Note Distribution                                    0.00000000                                    0.00

4.  (a) Class A-4 Note Interest Distribution                                                                 0.00
    (b) Class A-4 Note Principal Distribution                                                                0.00
        Aggregate Class A-4 Note Distribution                                    0.00000000                                    0.00

5.  (a) Class A-5 Note Interest Distribution                                                                 0.00
    (b) Class A-5 Note Principal Distribution                                                                0.00
        Aggregate Class A-5 Note Distribution                                    0.00000000                                    0.00

6.  (a) Class A-6 Note Interest Distribution                                                                 0.00
    (b) Class A-6 Note Principal Distribution                                                                0.00
        Aggregate Class A-6 Note Distribution                                    0.00000000                                    0.00

7.  (a) Class B Note Interest Distribution                                                                   0.00
    (b) Class B Note Principal Distribution                                                                  0.00
        Aggregate Class B Note Distribution                                      0.00000000                                    0.00

8   (a) Class C Note Interest Distribution                                                              81,541.92
    (b) Class C Note Principal Distribution                                                            496,854.77
        Aggregate Class C Note Distribution                                     33.41010356                              578,396.69

9.  Servicer Payment
    (a) Servicing Fee                                                                                    5,951.96
    (b) Reimbursement of prior Monthly Advances                                                          7,069.24
        Total Servicer Payment                                                                                            13,021.20

10. Deposits to the Reserve Account                                                                                       21,475.15

TOTAL DISTRIBUTION AMOUNT FROM COLLECTION ACCOUNT                                                                       $612,893.04
                                                                                                                      =============

RESERVE ACCOUNT DISTRIBUTIONS TO SELLERS

    (a) Amounts to the Sellers (Chase USA) from Excess Collections                                      14,673.32
    (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                           14,325.34
    (c) Distribution from the Reserve Account to the Sellers(Chase USA)                                      0.00
    (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                           0.00
             TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK)                                                   28,998.66
                                                                                                                      =============

PAYAHEAD ACCOUNT DISTRIBUTIONS TO SELLERS

    (a) Distribution from the Payahead Account to the Sellers(Chase USA)                                     1.60
    (b) Distribution from the Payahead Account to the Sellers(Chase Manhattan Bank)                          1.56
             TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK)                                                        3.16
                                                                                                                      =============


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

            INTEREST
---------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @ 5.845%                                                                      0.00
        (b) Class A-2 Notes    @ 6.028%                                                                      0.00
        (c) Class A-3 Notes    @ 6.140%                                                                      0.00
        (d) Class A-4 Notes    @ 6.250%                                                                      0.00
        (e) Class A-5 Notes    @ 6.420%                                                                      0.00
        (f) Class A-6 Notes    @ 6.500%                                                                      0.00
                     Aggregate Interest on Class A Notes                                                                       0.00
        (g) Class B Notes @      6.680%                                                                                        0.00
        (h) Class C Notes @      6.850%                                                                                   81,541.92

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
        (g) Class B Notes                                                                                    0.00
        (h) Class C Notes                                                                                    0.00

3.   Total Distribution of Interest                                            COST PER $1000
                                                                              -----------------
        (a) Class A-1 Notes                                                      0.00000000                  0.00
        (b) Class A-2 Notes                                                      0.00000000                  0.00
        (c) Class A-3 Notes                                                      0.00000000                  0.00
        (d) Class A-4 Notes                                                      0.00000000                  0.00
        (e) Class A-5 Notes                                                      0.00000000                  0.00
        (f) Class A-6 Notes                                                      0.00000000                  0.00
                     Total Aggregate Interest on Class A Notes                                                                 0.00
        (g) Class B Notes                                                        0.00000000                                    0.00
        (h) Class C Notes                                                        4.71013067                               81,541.92

           PRINCIPAL
---------------------------------

                                                                              No. of Contracts
                                                                              -----------------
1. Amount of Stated Principal Collected                                                                174,278.48
2. Amount of Principal Prepayment Collected                                          15                322,576.29
3. Amount of Liquidated Contract                                                      0                      0.00
4. Amount of Repurchased Contract                                                     0                      0.00

     Total Formula Principal Distribution Amount                                                                         496,854.77

5. Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                        0.0000000                   0.00
        (b) Class A-2 Notes                                                                        0.0000000                   0.00
        (c) Class A-3 Notes                                                                        0.0000000                   0.00
        (d) Class A-4 Notes                                                                        0.0000000                   0.00
        (e) Class A-5 Notes                                                                        0.0000000                   0.00
        (f) Class A-6 Notes                                                                        0.0000000                   0.00
        (g) Class B Notes                                                                          0.0000000                   0.00
        (h) Class C Notes                                                                          0.8251323          14,284,715.11

6. Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class B Notes                                                                                                      0.00
        (h) Class C Notes                                                                                                      0.00

7. Principal Distribution                                                      COST PER $1000
                                                                              -----------------
        (a) Class A-1 Notes                                                      0.00000000                                    0.00
        (b) Class A-2 Notes                                                      0.00000000                                    0.00
        (c) Class A-3 Notes                                                      0.00000000                                    0.00
        (d) Class A-4 Notes                                                      0.00000000                                    0.00
        (e) Class A-5 Notes                                                      0.00000000                                    0.00
        (f) Class A-6 Notes                                                      0.00000000                                    0.00
        (g) Class B Notes                                                        0.00000000                                    0.00
        (h) Class C Notes                                                       28.69997288                              496,854.77


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


8. Principal Balance after giving effect to Principal Distribution                                Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                        0.0000000                   0.00
        (b) Class A-2 Notes                                                                        0.0000000                   0.00
        (c) Class A-3 Notes                                                                        0.0000000                   0.00
        (d) Class A-4 Notes                                                                        0.0000000                   0.00
        (e) Class A-5 Notes                                                                        0.0000000                   0.00
        (f) Class A-6 Notes                                                                        0.0000000                   0.00
        (g) Class B Notes                                                                          0.0000000                   0.00
        (h) Class C Notes                                                                          0.7964324          13,787,860.34

           POOL DATA
---------------------------------
                                                                                                    Aggregate
                                                                              No. of Contracts  Principal Balance
                                                                              ----------------  -----------------
1. Pool Stated Principal Balance as of 12/31/2004                                   494             13,787,860.34

2. Delinquency Information                                                                                          % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                                         19                519,962.81      3.771%
              (b) 60-89 Days                                                         2                   3,612.03      0.026%
              (c) 90-119 Days                                                        0                       0.00      0.000%
              (d) 120 Days +                                                         0                       0.00      0.000%

3. Contracts Repossessed during the Due Period                                       0                       0.00

4. Current Repossession Inventory                                                    1                 309,805.96

5. Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    0                       0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                       9,791.61
                                                                                               -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     -9,791.61

6. Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                          39,520.14

7. Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                635                                5,405,340.03

8. Weighted Average Contract Rate of all Outstanding Contracts                                                               8.742%

9. Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                  97.047

        TRIGGER ANALYSIS
---------------------------------

1.  (a)  Average 60+ Delinquency Percentage                       3.907%
    (b)  Delinquency Percentage Trigger in effect ?                                 YES

2.  (a)  Average Net Loss Ratio                                   0.000%
    (b)  Net Loss Ratio Trigger in effect ?                                         NO
    (c)  Net Loss Ratio (using ending Pool Balance)               0.002%

3.  (a)  Servicer Replacement Percentage                         -0.036%
    (b)  Servicer Replacement Trigger in effect ?                                   NO

         MISCELLANEOUS
---------------------------------

1. Monthly Servicing Fees                                                                                                  5,951.96

2. Servicer Advances                                                                                                       7,519.76

3.  (a)  Opening Balance of the Reserve Account                                                                        5,325,240.59
    (b)  Deposits to the Reserve Account                                                                21,475.15
    (c)  Investment Earnings in the Reserve Account                                                      7,523.51
    (d)  Distribution from the Reserve Account                                                         (28,998.66)
    (e)  Ending Balance of the Reserve Account                                                                         5,325,240.59

4. Specified Reserve Account Balance                                                                                   5,325,240.59

5.  (a)  Opening Balance in the Pay-Ahead Account                                                                          1,868.56
    (b)  Deposits to the Pay-Ahead Account from the Collection Account                                     623.26
    (c)  Investment Earnings in the Pay-Ahead Account                                                        3.16
    (d)  Transfers from the Pay-Ahead Account to the Collection Account                                   (571.68)
    (e)  Ending Balance in the Pay-Ahead Account                                                                           1,923.30


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